Note 5 Income Taxes: Income Tax Policy (Details) (USD $)	Aug. 31, 2013	Aug. 31, 2012
Benefit computed at federal statutory rate	34.00%	34.00%
State tax, net of federal tax benefit	0.00%	0.00%
Valuation allowance	(34.00%)	(34.00%)
Effective income tax rate	0.00%	0.00%
Deferred tax asset - NOL	$ 33,727	$ 9,179
Less: valuation allowance	(33,727)	(9,179)
Net deferred tax asset	$ 0	$ 0